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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): November 2, 2006

                                   TANOX, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                   000-30231               76-0196733
  (State or other jurisdiction        (Commission           (I.R.S. Employer
       of incorporation)               File No.)           Identification No.)

          10301 Stella Link, Houston, Texas                   77025-5497
       (Address of principal executive offices)               (Zip code)

        Registrant's telephone number, including area code: 713-578-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibit   Press release dated November 2, 2006.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2006                               TANOX, INC.


                                                     By: /s/ Gregory Guidroz
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                                                         Gregory Guidroz
                                                         Vice President, Finance